UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001–16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 — OTHER EVENTS

As previously disclosed, on November 1, 2017, Crown Castle International Corp. (“Crown Castle”) closed its acquisition of LTS Group Holdings LLC (“Lightower Acquisition”). In connection with the Lightower Acquisition, Crown Castle previously disclosed in a Current Report on Form 8-K/A filed with the Securities and Exchange Commission on December 15, 2017 certain unaudited preliminary pro forma condensed combined financial information required by Form 8-K. This Current Report on Form 8-K is being filed to provide additional unaudited preliminary pro forma condensed combined financial information giving effect to the Lightower Acquisition for the year ended December 31, 2017.

ITEM 9.01	— FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information

The unaudited preliminary pro forma condensed combined statement of operations of Crown Castle for the year ended December 31, 2017 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)	Exhibits

Exhibit Index

Exhibit No.	Description

99.1	Unaudited Preliminary Pro Forma Condensed Combined Statement of Operations of Crown Castle for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel

Date: March 26, 2018